UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                SEPTEMBER 9, 2004

                                   CACHE INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       FLORIDA                     0-10345                 59-1588181
     ----------              ----------------------       ---------------
  (STATE OR OTHER            COMMISSION FILE NUMBER)      (IRS EMPLOYER
   JURISDICTION OF                                         IDENTIFICATION
   INCORPORATION)                                          NUMBER




                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 575-3200

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On September 9, 2004, Messrs. Joseph E. Saul and Thomas E. Reinckens determined that they will complete their present terms as directors of Cache, Inc. but will not stand for re-election at Cache's 2004 annual meeting. Mr. Reinckens will continue in his role as Cache's President and Chief Operating Officer.

(d) On September 9, 2004, Mr. Gene Gage was appointed as a director of Cache, Inc. Mr. Gage's appointment was not pursuant to any arrangement with any other person. Mr. Gage will serve as the Chairman of the Audit Committee and will serve as a member of each of the Nominating and Governance Committee and the Compensation and Plan Administration Committee.

                                   SIGNATURES



        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated: September 14, 2004        CACHE, INC.




                               BY: /S/ BRIAN WOOLF
                                    ---------------------------------
                                    Brian Woolf
                                    Chairman and Chief Executive Officer